UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	SGRP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

I.     Failure to Maintain the Minimum Bid Price

SGRP received a notification letter from Nasdaq dated April 23, 2020 (the "Nasdaq Bid Price Deficiency Letter"), stating that SGRP is no longer in compliance with certain requirements for continued listing on Nasdaq.

The Nasdaq Bid Price Deficiency Letter stated SGRP has failed to maintain a minimum closing bid price of $1.00 per share for its shares of its Common Stock for the prior 30 consecutive business days preceding its notice (i.e., March 11, 2020 - April 22, 2020) as required by Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Rule").

The Nasdaq Bid Price Deficiency Letter provides SGRP a compliance period of 180 calendar days in which to regain compliance.  However, given the current extraordinary market conditions, Nasdaq has determined to toll the compliance periods for the bid price and market value of publicly held shares (“MVPHS”) requirements (collectively, the “Price-based Requirements”) through June 30, 2020. In that regard, on April 16, 2020, Nasdaq filed an immediately effective rule change with the Securities and Exchange Commission As a result, the 180 calendar days in which to regain compliance for the Price-based Requirements will be reinstated on July 1, 2020.

Therefore, SGRP has until December 28, 2020, as a grace period to regain compliance with the Bid Price Rule by maintaining a closing bid price of $1.00 per share for a minimum of ten consecutive business days. If at any time during the grace period the bid price of SGRP's Common Stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide SGRP with written confirmation of compliance and the matter will be closed.

In the event SGRP does not regain compliance with the Bid Price Rule prior to the expiration of the grace period, it will receive written notification that its securities are subject to delisting. The Corporation would then have the ability to appeal the Nasdaq Staff's decision to the Nasdaq Listing Qualifications Panel (the "Panel"). Alternatively, SGRP may be eligible for an additional grace period if it meets Nasdaq's initial listing standards at the time, with the exception of bid price. If it meets the initial listing criteria, Nasdaq will notify SGRP that it has been granted an additional 180 calendar day compliance period.

The Nasdaq Bid Price Deficiency Letter does not affect the listing of SGRP's Common Stock at this time, and those shares will continue to trade on Nasdaq under the symbol "SGRP".

The foregoing description of the Nasdaq Bid Price Deficiency Letter is qualified in its entirety by reference to Nasdaq Bid Price Deficiency Letter, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

II.     Risks of a Nasdaq Delisting and Penny Stock Trading

There can be no assurance that SGRP will be able to correct the Nasdaq Rule deficiencies described in the Nasdaq Board Independence Deficiency Letter or in the Nasdaq Bid Price Deficiency Letter, or that if timely corrected, that SGRP will be able to comply in the future with Nasdaq's Board Majority Independence Rule (requiring that independent directors be a majority of the SGRP Board of Directors and the only members of its Audit, Compensation and Governance Committees), Nasdaq's Bid Price Rule (requiring a minimum bid price of $1.00/share), independent director rules or other Nasdaq continued listing requirements.

If SGRP fails to satisfy the applicable continued listing requirement and continues to be in non-compliance after notice and the applicable grace period ends (which is six months in the case of the Bid Price Rule), Nasdaq may commence delisting procedures against SGRP (during which SGRP may have additional time of up to six months to appeal and correct its non-compliance). If the SGRP Common Stock shares were ultimately delisted by Nasdaq, the market liquidity of the SGRP Common Stock could be adversely affected and its market price could decrease, even though such shares may continue to be traded "over the counter", due to (among other things) the potential for increased spreads between bids and asks, lower trading volumes and reporting delays in over-the-counter trades and the negative implications and perceptions that could arise from such a delisting.

In addition to the foregoing, if the SGRP Common Stock is delisted from Nasdaq and is traded on the over-the-counter market, the application of the "penny stock" rules could adversely affect the market price of the SGRP Common Stock and increase the transaction costs to sell those shares. The SEC has adopted regulations which generally define a "penny stock" as any equity security not listed on a national securities exchange or quoted on Nasdaq that has a market price of less than $5.00 per share, subject to certain exceptions. If the SGRP Common Stock is delisted from Nasdaq and is traded on the over-the-counter market at a price of less than $5.00 per share, the SGRP Common Stock would be considered a penny stock. Unless otherwise exempted, the SEC's penny stock rules require a broker-dealer, before a transaction in a penny stock, to deliver a standardized risk disclosure document that provides information about penny stock and the risks in the penny stock market, the current bid and offer quotations for the penny stock, the compensation of the broker-dealer and the salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. Further, prior to a transaction in a penny stock occurs, the penny stock rules require the broker-dealer to provide a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's agreement to the transaction. If applicable in the future, the penny stock rules may restrict the ability of brokers-dealers to sell the SGRP Common Stock and may affect the ability of investors to sell their shares, until the SGRP Common Stock is no longer a penny stock.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

The 2019 Annual Report includes a new Risk Factor respecting the coronavirus: Any outbreaks or rapid spread of such a contagious disease, or the fear of it, could significantly disrupt the retail operations of or the global and domestic supply chains for our customers, and our work for them, and could adversely affect the economies and financial markets of many countries, resulting in an economic downturn that could materially and adversely affect retail business and demand. Any of those events may change or disrupt the needs or demands of the Company's customers and could have a material and adverse effect on the Company or its business, performance or condition. See Risk Factors in the 2019 Annual Report.

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue", "plan", "project", or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of failure to comply with Nasdaq's continued listing requirements in the future, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits:

99.1

Letter to SPAR Group, Inc. ("SGRP"), from the Nasdaq Stock Market, Inc. ("Nasdaq"), dated April 23,2020, stating that SGRP failed to maintain a minimum closing bid price of $1.00 per share for its shares of its Common Stock for the prior 30 consecutive business days preceding its notice (i.e., March 11, 2020 -April 22, 2020) as required by Nasdaq Listing Rule 5550(a)(2) (as attached hereto and filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 1, 2020
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer